UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 8, 2011 (Date of earliest event reported)

Forbes Energy Services Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Texas*	001-35281	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas		78332
(Address of Principal Executive Offices)		(Zip Code)

(361) 664-0549

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*	As of August 12, 2011, the registrant changed its jurisdiction of organization from Bermuda to Texas, by discontinuing from Bermuda and converting into a Texas corporation.

Item 8.01 – Other Events

On November 9, 2011 the Company announced that it successfully completed its offer to exchange $280,000,000 aggregate principal amount of its outstanding 9% Senior Notes due 2019 for an equal aggregate principal amount of its 9% Senior Exchange Notes due 2019.

A copy of the press release related to this event is attached as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated November 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forbes Energy Services Ltd.

Date: November 14, 2011	By:	/s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer